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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             Form 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):
                         December 5, 1996



                           AIRGAS, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)



           Delaware                      1-9344             56-0732648
____________________________     _____________________     ____________
(State or other jurisdiction     (Commission File Number)  (IRS Employee
of incorporation)                                          Identification No.)


100 Matsonford Road, Suite 550 Radnor, Pennsylvania            19087
____________________________________________________        __________
 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (610) 687-5253




  _____________________________________________________________
  (Former name or former address, if changed since last report)
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Item 5.   Other Events.

Airgas, Inc. (the "Company") is undertaking to meet the requirements of Rule 416(b) under the Securities Act of 1933 and Regulation S-K, Item 512(a) regarding its Registration Statements Nos. 33-48388, 33-57893, 33-61301, 33-63201, 33-64633 and 33-64058. Under Rule 416(b), if additional securities are issued as a result of a stock split prior to completion of the distribution of the securities covered by a registration statement, the additional securities are covered by the registration statement, provided that the registration statement is amended. The Company's Common Stock split 2-for-1 on April 15, 1996 (the "Stock Split").

Registration Statement No. 33-48388 (the "First Exchange Rights Registration Statement") became effective July 23, 1992 and registered 1,000,000 pre-split shares (as adjusted for prior Stock Splits) of the Common Stock and Registration Statement No. 33-61899 (the "Second Exchange Rights Registration Statement") became effective on September 1, 1995 and registered 130,000 pre-split shares. The number of shares which may be sold under the First Exchange Rights Registration Statement, adjusted to reflect the Stock Split, is 2,000,0000 shares, and the number of shares that may be sold under the Second Exchange Rights Registration Statement, adjusted to reflect the Stock Split, is 260,000 shares.

The following registration statements registered shares of the Company's Common Stock issued or issuable by the Company to certain selling stockholders in connection with the Company's acquisition of companies of which the selling stockholders were stockholders. The number of shares registered under such registration statements has increased pursuant to Rule 416(b) to reflect the Stock Split.

     1. Registration Statement No. 33-57893 became effective on April 7, 1995 and registered 36,215 shares. The number of shares which may be sold under the Registration Statement, adjusted to reflect the Stock Split, is 72,430 shares.

     2. Registration Statement No. 33-61301 became effective on August 10, 1995 and registered 104,500 shares. The number of shares which may be sold under the Registration Statement, adjusted to reflect the Stock Split, is 209,000 shares.

     3. Registration Statement No. 33-63201 became effective on October 10, 1995 and registered 238,000 shares. The number of shares which may be sold under the Registration Statement, adjusted to reflect the Stock Split, is 476,000 shares.

     4. Registration Statement No. 33-64633 became effective on December 7, 1995 and registered 120,000 shares. The number of shares which may be sold under the Registration Statement, adjusted to reflect the Stock Split, is 240,000 shares.

     5. Registration Statement No. 33-64058 became effective June 8, 1993 and registered 1,000,000 shares. The number of shares which may be sold under this registration statement, adjusted to reflect a 2-for-1 stock split on November 24, 1993 and the 2-for-1 stock split on April 15, 1996, is 4,000,000 shares.




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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIRGAS, INC.



Date: December 5, 1996             By: /s/Jeffrey P. Cornwell
                                       ____________________________________
                                       Jeffrey P. Cornwell, Vice President/
                                       Finance and Corporate Controller
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